                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CytRx Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                                                                    May 11, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of CytRx Corporation which will be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Wednesday, June 10, 1998, at 10:00 a.m. local time.

     We look forward to your attendance at the Annual Meeting so that you can vote your shares in person and become better acquainted with members of the Board of Directors and management team. Three items of business, which will be considered and voted upon this year, are explained in the accompanying Proxy Statement. Even if you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope so that your shares may be voted. You will still be able to vote your shares in person if you attend the Annual Meeting.

     If you have any questions about the Proxy Statement or the 1997 Annual Report, please contact Mark W. Reynolds at (770) 368-9500.

                                           Sincerely,

                                           /s/ JACK J. LUCHESE
                                           Jack J. Luchese
                                           President and
                                           Chief Executive Officer

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                     NOTICE TO THE HOLDERS OF COMMON STOCK
                       OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 10, 1998

     Notice is hereby given to the holders of the $.001 par value per share Common Stock (the "Common Stock") of CytRx Corporation (the "Company") that the Annual Meeting of Stockholders of the Company will be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Wednesday, June 10, 1998, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

     (i) To elect two Class I directors to serve until the 2001 Annual Meeting of Stockholders;

     (ii) To adopt the Company's 1998 Long-Term Incentive Plan;

     (iii) To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998; and

     (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only those stockholders of record at the close of business on April 13, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ MARK W. REYNOLDS
                                          Mark W. Reynolds
                                          Secretary
May 11, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                                PROXY STATEMENT

                                                                    May 11, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished to holders of the $.001 par value per share Common Stock ("Common Stock") of CytRx Corporation, a Delaware corporation (the "Company" or "CytRx"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Wednesday, June 10, 1998, and at any adjournments thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will vote upon the following matters: (i) a proposal to elect two Class I directors to the Company's Board of Directors; (ii) a proposal to adopt the Company's 1998 Long-Term Incentive Plan; (iii) a proposal to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998; and (iv) such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Company's mailing address and the location of its principal executive offices are 154 Technology Parkway, Norcross, Georgia 30092. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders of the Company on or about May 11, 1998.

STOCKHOLDERS ENTITLED TO VOTE

     Only stockholders of record of the Company at the close of business on April 13, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.

     On the Record Date, there were 7,654,349 shares of the Common Stock issued and outstanding held by approximately 1,500 stockholders of record. Holders of Common Stock are entitled to one vote per share.

     The Bylaws provide that the holders of shares of the Common Stock entitled to cast a majority of the votes on the matters at issue at the Annual Meeting, present in person or by proxy, shall constitute a quorum. For the purpose of determining the presence of a quorum, abstentions will be counted as present, but broker non-votes will not be counted.

     The affirmative vote of a plurality of the votes of the shares present, in person or represented by proxy, at the Annual Meeting will be required for approval of Proposal I to elect two Class I directors to the Company's Board of Directors. The affirmative vote of a majority of the votes of the shares present, in person or represented by proxy, at the Annual Meeting will be required for approval of Proposal II, to adopt the Company's Long-Term Incentive Plan and Proposal III, to ratify Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998.

     With regard to the election of directors: (i) votes that are withheld will be excluded entirely from the vote and will have no effect and votes that are withheld for a particular nominee will be excluded from the vote for that nominee only; and (ii) abstentions and broker non-votes will have no effect since approval by a percentage of the shares present or outstanding is not required.

     Abstentions may be specified on proposals other than the election of directors. Abstentions will be considered present and entitled to vote at the meeting but will not be counted as votes cast. Therefore, abstentions will have no effect on the adoption of Proposals II or III. Broker non-votes are not considered entitled to vote and thus will have no effect the adoption of any of the proposals.

PROXIES

     If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND IN THE BEST JUDGMENT OF THE HOLDERS OF SUCH PROXIES AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     A stockholder who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092, Attention: Mark W. Reynolds, Secretary.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the Board of Directors has set the number of directors of the Company at six and proxies cannot be voted for a greater number of persons. The Restated Certificate of Incorporation and Bylaws of the Company provide that the members of the Board of Directors shall be divided into three classes, one class to be elected at each annual meeting of stockholders and to serve for a term of three years.

CURRENT NOMINEES

     The Board of Directors has nominated the following individuals for election by the holders of Common Stock as Class I directors of the Company to serve until the Company's 2001 annual meeting of stockholders or until their successors are elected and qualified, or their earlier death, resignation or removal.

                                 Lyle A. Hohnke
                                Jack J. Luchese

     The persons designated as proxies intend to vote the shares represented thereby in favor of the election to the Board of Directors of the nominees whose names appear above, unless either authority to vote for the nominees is withheld or such proxy has previously been revoked. It is believed that the nominees will be available and able to serve as directors. In the event that the nominees are unable to serve (which is not anticipated), the persons designated as proxies will cast votes for such other persons as they may select. It is anticipated that management stockholders of the Company will vote for the election of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE IN THE ELECTION AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth, for the nominees for election as directors, and for those persons who were elected as directors of the Company at previous annual meetings of stockholders, the names and ages of such persons, the year in which each such person was first elected a director, all positions and offices with the Company held by each such person, the business experience during at least the last five years of each such person, and any other directorships held by such person in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940. None of the following persons serves as a director pursuant to any arrangement or understanding between him and any other person. For information concerning membership on Committees of the Board of Directors, see "Meetings of the Board of Directors and Committees" below. For information concerning directors' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                                         CURRENT
                              DIRECTOR    TERM          POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
NAME AND AGE                   SINCE     EXPIRES   DURING AT LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
------------                  --------   -------   ------------------------------------------------------------
Jack L. Bowman(65)..........    1994      2000     Prior to his retirement at the end of 1993, Mr. Bowman was
                                                     Company Group Chairman at Johnson & Johnson Company, a
                                                     position he held from 1987. From 1991 to 1993, Mr. Bowman
                                                     was responsible for Johnson & Johnson Company's
                                                     diagnostic, blood glucose monitoring, and certain
                                                     over-the-counter pharmaceutical businesses. Prior to that
                                                     assignment at Johnson & Johnson, he was responsible for a
                                                     major portion of Johnson & Johnson's global pharmaceutical businesses. From 1983 to 1987, he was Executive Vice
                                                     President of American Cyanamid Company where he was
                                                     responsible for the pharmaceutical, medical device and
                                                     over the counter and toiletry businesses. Mr. Bowman has
                                                     also served as President, Lederle Laboratories Division
                                                     and Executive Vice President, CIBA-GEIGY Pharmaceutical
                                                     Division. Mr. Bowman also serves as a director of NeoRx
                                                     Corporation, Targeted Genetics, Inc., Cell Therapeutics,
                                                     Inc., Cellergy Pharmaceuticals, Inc., Osiris Therapeutics,
                                                     Inc. and Vaxcel, Inc.
Raymond C. Carnahan,            1991      1999     Mr. Carnahan has over 39 years of experience in cost
  Jr.(72)...................                         controls and operational systems in a variety of
                                                     industries. Prior to his retirement in 1991, Mr. Carnahan
                                                     served as Manager, International Cost Analysis planning
                                                     for Johnson & Johnson International from 1974 to 1991. Mr.
                                                     Carnahan has provided consulting services to Waterford-
                                                     Wedgewood Corporation in England and to Torf
                                                     Pharmaceutical Corporation in Poland and serves as
                                                     President for the Morristown Memorial Hospital Chaplaincy
                                                     Service in Morristown, New Jersey.

                                         CURRENT
                              DIRECTOR    TERM          POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
NAME AND AGE                   SINCE     EXPIRES   DURING AT LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
------------                  --------   -------   ------------------------------------------------------------
Lyle A. Hohnke(55)..........     N/A       N/A     Dr. Hohnke served as a director of Zynaxis, Inc. from April
  (Current Nominee)                                  1996 until its merger with Vaxcel, Inc. (a then
                                                     wholly-owned subsidiary of CytRx) in May 1997, at which
                                                     time he was elected to the Vaxcel, Inc. Board of
                                                     Directors. Since 1994, Dr. Hohnke has served as a member
                                                     of Javelin Capital Fund, LLC, a general partner of Javelin
                                                     Ventures, LP, a company engaged in venture capital
                                                     investments. From 1991 to 1994 Dr. Hohnke was General
                                                     Partner for Heart Land Seed Capital Fund. Dr. Hohnke also
                                                     serves as a director of Diamond Animal Health, Inc.,
                                                     Southern BioSystems, Inc. and Guidestar Health Systems,
                                                     Inc.
Max Link(57)................    1996      2000     From May 1993 to June 1994, Dr. Link served as the Chief
                                                     Executive Officer of Corange U.S. Holdings, Inc. (the
                                                     holding company for Boehringer Mannheim Therapeutics,
                                                     Boehringer Mannheim Diagnostics and DePuy International).
                                                     From 1992 to 1993, Dr. Link was Chairman of Sandoz Pharma.
                                                     From 1987 to 1992, Dr. Link was the Chief Executive
                                                     Officer of Sandoz Pharma, Ltd. and a member of the
                                                     Executive Board of Sandoz, Ltd., Basel. Prior to 1987, Dr.
                                                     Link served in various capacities with the United States
                                                     operations of Sandoz, including President and Chief
                                                     Executive Officer. Dr. Link also serves as a director of
                                                     Protein Design Laboratories, Inc., Alexion
                                                     Pharmaceuticals, Inc., Human Genome Sciences, Inc.,
                                                     Procept, Inc. and Cell Therapeutics, Inc.
Jack J. Luchese(49).........    1989      1998     Mr. Luchese was named President and Chief Executive Officer
  (Current Nominee)                                  of the Company in March 1989 and became Chairman of the
                                                     Board in June 1995. Prior to joining the Company, Mr.
                                                     Luchese served as Vice President and General Manager of
                                                     the Armour Pharmaceutical Corporation, and as Vice
                                                     President, Corporate Business Development and a member of
                                                     the Management Committee of Rorer Group, Inc. (now
                                                     Rhone-Poulenc Rorer). Prior to joining Rorer Group, Inc.,
                                                     Mr. Luchese was with Johnson & Johnson Company for 15
                                                     years where he held various positions in business
                                                     development, licensing, sales, new product marketing, and
                                                     finance. Mr. Luchese also serves as a director of Vaxcel,
                                                     Inc.

                                         CURRENT
                              DIRECTOR    TERM          POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
NAME AND AGE                   SINCE     EXPIRES   DURING AT LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
------------                  --------   -------   ------------------------------------------------------------
Herbert H. McDade,              1990      1999     From 1989 to 1996 Mr. McDade has served as Chairman,
  Jr.(71)...................                         President and Chief Executive Officer of Chemex
                                                     Pharmaceuticals, Inc., becoming Chairman of Access
                                                     Pharmaceutical Co. (the successor corporation to Chemex)
                                                     in January, 1996. From 1986 to 1989 he was Chairman and
                                                     President of Armour Pharmaceutical Corporation, a wholly-
                                                     owned subsidiary of Rorer Group, Inc. (now Rhone-Poulenc
                                                     Rorer). Prior to 1986, Mr. McDade served as Vice President of the Revlon Corporation. Mr. McDade also serves as a
                                                     director of Vaxcel, Inc.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. The Company has standing Audit, Compensation and Nominating Committees of the Board of Directors.

     The Board of Directors held five meetings during 1997. Each director, during the period he was a director, attended at least 75% of the meetings of the Board of Directors. Each member of a committee, during the period he was a committee member, attended at least 75% of the meetings of each committee on which they served.

     Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The current members of the Audit Committee are Raymond C. Carnahan, Jr. (Chairman), Jack L. Bowman and Max Link. The Audit Committee held two meetings during 1997.

     Compensation Committee. The Compensation Committee is authorized to review annual salaries and bonuses and has the authority to determine the recipients of options, the time or times at which options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option. The Compensation Committee also is authorized to interpret the CytRx Corporation 1986, 1994 and 1995 Stock Option Plans (collectively, "the Plans"), to prescribe, amend and rescind rules and regulations relating to the Plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the Plans. Its current members are Herbert H. McDade, Jr. (Chairman), Raymond C. Carnahan, Jr. and Max Link. The Compensation Committee held four meetings during 1997.

     Nominating Committee. The Nominating Committee makes recommendations concerning the nomination of persons to serve on the Board of Directors. While the Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations nor established procedures for this purpose. Its current members are Jack L. Bowman (Chairman), Raymond C. Carnahan, Jr., Max Link and Herbert H. McDade, Jr. The Nominating Committee held no meetings during 1997.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no compensation for their services as directors or as members of committees. Non-employee directors receive a fee of $3,000 for each two-day Board meeting attended and $500 for each committee meeting attended. Non-employee directors who chair a Board committee will receive an additional $250 for each committee meeting attended.

     Each non-employee director receives an initial stock option grant to purchase 5,000 shares upon the date he or she first becomes a member of the Board. Options to purchase 2,500 shares of Common Stock are granted to each non-employee director annually. Stock option grants to directors contain the same terms and provisions as stock option grants to employees, except that options granted to directors are considered Non-Qualified Stock Options for income tax reporting purposes. Non-employee directors who also serve as a director of one of the Company's majority-owned subsidiaries receive an initial stock option grant to purchase 5,000 shares of the subsidiary's common stock upon the date he or she first becomes a member of the subsidiary Board and an annual stock option grant to purchase 2,500 shares.

     During 1997, Mr. Raymond C. Carnahan, Jr. performed certain consultation services for the Company for which he received a fee of $2,000.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

     Based solely upon information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of Common Stock as of April 13, 1998 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock; (ii) each director and nominee for director of the Company; (iii) each of the Named Executive Officers (as defined under "Executive Compensation" below); and (iv) all officers and directors as a group. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                              SHARES OF COMMON STOCK
                                                              -----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                          NUMBER    PERCENTAGE(1)
------------------------------------                          -------   -------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS(2):
Jack L. Bowman(3)...........................................    6,628          *%
Raymond C. Carnahan, Jr.(4).................................    5,534          *
R. Martin Emanuele(5).......................................   97,342        1.3
William B. Fleck(6).........................................   36,703          *
J. Michael Grindel..........................................       --          *
Max Link(7).................................................   11,666          *
Jack J. Luchese(8)..........................................  711,666        8.5
Herbert H. McDade, Jr.(9)...................................   11,537          *
Mark W. Reynolds(10)........................................   39,807          *
All executive officers and directors as a group (9
  persons)(11)..............................................  920,883       10.9
OTHER 5% STOCKHOLDERS:
Robert L. Hunter, Jr........................................  517,428        6.7
  3640 Churchwell Court
  Tucker, Georgia 30084
Dimensional Fund Advisors, Inc.(12).........................  393,475        5.1
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

---------------

  *  Less than 1%.
 (1) Based on 7,654,349 shares of Common Stock outstanding on April 13, 1998.
 (2) The business address of all such persons is: c/o CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092.
 (3) Includes options to purchase 5,903 shares of Common Stock exercisable within 60 days.
 (4) Includes options to purchase 5,284 shares of Common Stock exercisable within 60 days.

 (5) Includes options to purchase 81,514 shares of Common Stock exercisable within 60 days.
 (6) Includes options to purchase 27,078 shares of Common Stock exercisable within 60 days.
 (7) Includes options to purchase 1,666 shares of Common Stock exercisable within 60 days.
 (8) Includes warrants to purchase 669,927 shares of Common Stock exercisable within 60 days.
 (9) Includes options to purchase 10,537 shares of Common Stock exercisable within 60 days.
(10) Includes options to purchase 30,625 shares of Common Stock exercisable within 60 days.
(11) Includes options and warrants to purchase 832,534 shares of Common Stock exercisable within 60 days.
(12) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 393,475 shares of Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

EXECUTIVE OFFICERS OF THE COMPANY

     Except for Jack J. Luchese, discussed above under "Certain Information Concerning Nominees and Continuing Directors", the following table sets forth the names of the executive officers of the Company, their ages, their positions with the Company and their principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers."

                                               POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATIONS
NAME                                   AGE             DURING AT LEAST THE PAST FIVE YEARS
----                                   ---     ----------------------------------------------------
R. Martin Emanuele, Ph.D.............  43    Dr. Emanuele joined CytRx in 1988 as the project
                                               director for the Company's RheothRx(R) project (now
                                               Flocor(TM)). Dr. Emanuele assumed the duties of Vice
                                               President, Preclinical Development in June 1990 and
                                               became Vice President, Research and Business
                                               Development in October 1997. Before joining CytRx in
                                               1988, he worked as a clinical research scientist at
                                               DuPont Critical Care and as a visiting scientist at
                                               Institute Choay.
William B. Fleck.....................  40    Mr. Fleck joined CytRx in April 1993 as Vice President,
                                               Human Resources. From 1992 to 1993 Mr. Fleck served as
                                               Director, Human Resources and Training for Central
                                               Health Services (CHS). During 1991, he was Director,
                                               Human Resources for Knowledgeware, Inc. Prior to
                                               joining Knowledgeware, Mr. Fleck held senior human
                                               resources management positions with MCI Communications
                                               from 1989 to 1991 and Harris/3M from 1984 to 1989.
J. Michael Grindel, Ph.D.............  51    Dr. Grindel joined CytRx in October 1997 as Vice
                                               President, Drug Development. From 1994 to 1997 Dr.
                                               Grindel served as Vice President, Preclinical
                                               Development for Hybridon, Inc. in Cambridge, MA. From
                                               1989 to 1994 Dr. Grindel was Vice President for
                                               Project Planning and Management at the R. W. Johnson
                                               Pharmaceutical Research Institute (a subsidiary of
                                               Johnson & Johnson) in Raritan, NJ. Prior to that Dr.
                                               Grindel served in various research and development
                                               management positions with McNeil Pharmaceutical from
                                               1976 to 1989 and the Walter Reed Army Institute of
                                               Research from 1973 to 1976.

                                               POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATIONS
NAME                                   AGE             DURING AT LEAST THE PAST FIVE YEARS
----                                   ---     ----------------------------------------------------
Mark W. Reynolds.....................  36    Mr. Reynolds joined CytRx in 1988 as Controller,
                                               becoming Chief Financial Officer and Corporate Secretary
                                               in 1996. Prior to joining CytRx, Mr. Reynolds was
                                               employed as a certified public accountant with Arthur
                                               Andersen LLP in Atlanta, Georgia.

EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 1995, 1996 and 1997 for
(i) the President and Chief Executive Officer of the Company; and (ii) each of the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (determined as of December 31, 1997 and collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                       ------------
                                                ANNUAL COMPENSATION     SECURITIES
                                                --------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(2)
---------------------------              ----   ---------   --------   ------------   ------------------
Jack J. Luchese........................  1997   $321,000    $75,000       50,000            $4,750
  President and Chief Executive          1996    307,000     80,000      200,000             4,750
  Officer                                1995    295,000     75,000      132,427(1)          4,620
R. Martin Emanuele.....................  1997   $167,500    $ 7,500        5,000            $4,750
  Vice President, Research &             1996    162,500     15,000        5,000             4,750
  Business Development                   1995    157,500     25,000       50,265(1)          4,620
William B. Fleck.......................  1997   $120,000    $50,000        7,500            $4,750
  Vice President, Human Resources        1996    113,500         --       20,000             4,750
                                         1995    110,000     15,000       17,912(1)          4,620
J. Michael Grindel(3)..................  1997   $ 40,000    $20,000      100,000            $1,200
  Vice President, Drug Development
Mark W. Reynolds.......................  1997   $ 94,000    $12,500        7,500            $4,750
  Chief Financial Officer and            1996     82,333     25,000       25,000             4,750
  Secretary                              1995     76,000      8,000       36,877             4,620

---------------

(1) Includes shares underlying options and warrants which were reissued and repriced concurrent with the cancellation of previously issued options and warrants.
(2) Amounts represent matching contributions by the Company under the Company's 401(k) Profit Sharing Plan.
(3) Dr. Grindel joined the Company in October 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes the stock options and warrants granted during the fiscal year ended December 31, 1997 to each of the Company's executive officers named in the Summary Compensation Table above.

                                                                                        POTENTIAL REALIZED
                                                                                             VALUE AT
                                                                                          ASSUMED ANNUAL
                               NUMBER OF      % OF TOTAL                                  RATES OF STOCK
                               SECURITIES      OPINIONS                                 PRICE APPRECIATION
                               UNDERLYING      GRANTED       EXERCISE OR                FOR OPTION TERMS($)
                                OPTIONS      TO EMPLOYEES    BASE PRICE    EXPIRATION   -------------------
NAME                           GRANTED(#)   IN FISCAL YEAR    ($/SHARE)       DATE         5%        10%
----                           ----------   --------------   -----------   ----------   --------   --------
Jack J. Luchese..............    50,000(1)       25.4%         $4.125       6/5/07      $129,710   $328,709
R. Martin Emanuele...........     5,000(2)        2.5           4.063       12/3/07       12,774     32,373
William B. Fleck.............     7,500(2)        3.8           4.063       12/3/07       19,162     48,559
J. Michael Grindel...........   100,000(3)       50.8           4.813      10/20/07      302,656    766,989
Mark W. Reynolds.............     7,500(2)        3.8           4.063       12/3/07       19,162     48,559

---------------

(1) Warrants granted to Mr. Luchese are subject to the terms as described under "Employment Agreement."
(2) These options vest in equal annual installations over a three year period and are exercisable for ten years from the date of grant. Exercise price is based on the market price of CytRx Common Stock as of the date of grant.
(3) These options vest upon a combination of tenure and the achievement of performance criteria specified in the option contract. As of December 31, 1997 none of these options have vested. Exercise price is based on the market price of CytRx Common Stock as of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE AT DECEMBER 31,
                                      1997

     The following table sets forth the number and total value of unexercised in-the-money options at December 31, 1997 for each of the executive officers of the Company named in the Summary Compensation Table above, using the price per share of the Common Stock of $2.9375 on December 31, 1997. No stock options were exercised during 1997 by any of the Company's Named Executive Officers.

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                     AT DECEMBER 31, 1997(#)       AT DECEMBER 31, 1997($)
                                                   ---------------------------   ---------------------------
                                                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                   -----------   -------------   -----------   -------------
Jack J. Luchese..................................    657,427        275,000        $   --         $   --
R. Martin Emanuele...............................     81,514          9,584         2,344             --
William B. Fleck.................................     27,078         22,087            --             --
J. Michael Grindel...............................         --        100,000            --             --
Mark W. Reynolds.................................     30,625         24,793            --             --

EMPLOYMENT AGREEMENT

     Jack J. Luchese was named President and Chief Executive Officer of the Company in March 1989. Under his current employment agreement (the "Agreement") which terminates on December 31, 1999, Mr. Luchese is paid an annual base salary of $295,000 (effective January 1, 1995), adjusted annually in proportion to the average annual merit increases for all other employees. In addition to his annual base salary, Mr. Luchese is eligible to receive cash bonuses with respect to each calendar year during the term of the Agreement as determined from time to time by the Board of Directors of the Company in its sole discretion. The Agreement also contains confidentiality and noncompetition provisions.

     The Agreement also grants Mr. Luchese warrants to purchase an aggregate of 682,427 shares of CytRx Common Stock (the "Warrants") subject to the exercise requirements set forth in the agreement. Warrants to purchase 50,000 shares at $4.50 per share expire on February 22, 2001. Warrants to purchase 32,427 shares at

$7.00 per share expire on March 24, 2003. Warrants to purchase 100,000 shares at $7.00 per share expire on December 31, 2004. Warrants to purchase 500,000 shares at $4.50 per share expire on December 31, 2004. As of April 13, 1998, 657,427 of the Warrants are vested. The remaining Warrants vest at the rate of 6,250 shares at the beginning of each calendar quarter until October 1, 1998. All of the Warrants that have vested on the termination of the Agreement may be exercised by Mr. Luchese at any time until the expiration of the Warrants. In March 1996, Mr. Luchese was granted additional warrants to purchase an aggregate of 200,000 shares at $3.69 per share (the "1996 Warrants") and in June 1997, he was granted warrants to purchase an aggregate of 50,000 shares at $4.13 per share (the "1997 Warrants"). The 1996 Warrants will vest upon the achievement of certain corporate financing milestones as set forth in the agreement. The 1997 Warrants vest at the rate of 6,250 shares at the end of each calendar quarter from March 31, 1999 until December 31, 1999, as to 25,000 warrants, with the remaining 25,000 warrants to vest upon the achievement of price targets for the Common Stock as specified in the agreement. As of April 13, 1998, none of the 1996 Warrants or the 1997 Warrants are vested. The shares of stock that may be acquired upon exercise of the Warrants have been or will be registered by the Company under the Securities Act of 1933, as amended. The Warrants contain certain anti-dilution provisions and provide for accelerated vesting in the event that Mr. Luchese's employment is terminated by the Board of Directors without cause, in the event of his death or disability or in the event of a change of control.

     In April 1997, the Company amended the Agreement in order to delete the provisions relating to a change in control of the Company. In consideration of that amendment, the Company has entered into a separate Change in Control Agreement (the "Change in Control Agreement") with Mr. Luchese. The Change in Control Agreement will become effective if and when a Change in Control (as defined) occurs during the three-year period following the date of the Change in Control Agreement or during any of the one-year annual renewal periods (the "Change of Control Period"), or if Mr. Luchese's employment is terminated in connection with or in anticipation of a Change of Control (in either case, the "Effective Date").

     A Change in Control is defined in the Change in Control Agreement to include the following: (i) an acquisition (other than directly from the Company) by an individual, entity or group (excluding the Company or an employee benefit plan of the Company or a corporation controlled by the Company's stockholders) of 25% or more of the Company's Common Stock or the Company's then outstanding voting securities; (ii) a change in a majority of the current Board of Directors (the "Incumbent Board") (excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest); (iii) consummation of a reorganization, merger, consolidation or sale of all or substantially all of the Company's assets (collectively, a "Business Combination") other than a Business Combination in which all or substantially all of the shareholders of the Company prior to such transaction own, in the same proportion, more than 60% of the voting power of the entity resulting from the Business Combination, at least a majority of the board of directors of the resulting entity were members of the Incumbent Board, and after which no person (other than the resulting entity and certain affiliates) beneficially owns 25% or more of the voting power of the resulting entity, except to the extent such ownership existed prior to the Business Combination; or (iv) the approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

     Mr. Luchese's employment period under the Change in Control Agreement begins on the Effective Date and continues for two years. During the employment period, Mr. Luchese's position, authority, duties and responsibilities will be at least commensurate in all material respects with those held by him during the 120-day period prior to the Change in Control and he will receive (i) a monthly base salary equal to or greater than the highest monthly base salary paid to him by the Company during the previous year; (ii) an annual cash bonus at least equal to the highest bonus paid to him in any of the three fiscal years prior to the Effective Date, and (iii) the ability to participate in all incentive, savings, welfare benefit, fringe benefit and retirement plans of the Company.

     If Mr. Luchese's employment terminates during the employment period he will receive certain severance benefits under the Change in Control Agreement. If his employment terminates by reason of his death or disability, he will receive certain obligations accrued through the date of termination (e.g., salary prorata bonus, deferred compensation and vacation pay) plus the normal death and disability benefits, if any, to which he is otherwise entitled, including those under the Agreement. If he is terminated by the Company for cause (as defined), or if he voluntarily resigns without good reason (as defined) other than during the 30-day period beginning on the first anniversary of the Effective Date, he will receive only his accrued benefits through the termination date and any previously-deferred benefits, plus any other post-termination benefits, if any, to which he is otherwise entitled, including those under the Agreement. If he (i) is terminated by the Company without cause, (ii) resigns voluntarily with good reason, or (iii) resigns for any reason during the 30-day period beginning on the first anniversary of the Effective Date, he will receive a lump sum cash payment equal to: (a) his base salary through the date of termination, (b) a prorata bonus for the year of termination, based upon his actual bonus earned in the prior year ("Most Recent Bonus"), (c) an amount equal to two times the sum of his base salary and Most Recent Bonus, and (d) any unpaid deferred compensation and vacation pay. In addition, Mr. Luchese would be entitled to continued employee welfare benefits for two years after the date of termination, and a lump sum payment equal to the actuarial value of the service and compensation credit under the Company's qualified and supplemental retirement plans that he would have received had he remained employed for two years after the date of his termination. Mr. Luchese will be required to repay to the Company, with interest, the lump-sum benefit equal to two times the sum of his base salary and Most Recent Bonus if, during the two-year employment period, he violates a certain non-competition covenant in the Change in Control Agreement.

     If the total payments to Mr. Luchese under the Change in Control Agreement and from any other source would result in the imposition of an excise tax under
Section 4999 of the Code, the payments will be reduced to the extent necessary to avoid the imposition of such excise tax, but only if such reduction would result in a net after-tax benefit to Mr. Luchese. The Change in Control Agreement further provides that Mr. Luchese has no obligation to mitigate severance payments, the Company will reimburse Mr. Luchese for all legal fees incurred in enforcing or contesting the Change in Control Agreement, and Mr. Luchese will hold for the benefit of the Company all confidential information concerning the Company obtained over the course of this employment. The Company will require its successors to expressly assume its obligations under the Change in Control Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no "interlocks," as defined by the Securities and Exchange Commission, with respect to any member of the Compensation Committee. From January 1 to June 25, 1997, the Compensation Committee consisted of Messrs. Bowman, Carnahan and McDade. Since June 26, 1997, the Compensation Committee has consisted of Messrs. Carnahan, Link and McDade.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the "1933 Act") or under the Securities an Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation practices of the Company, establishes the compensation plans and specific compensation levels for executive officers and administers the Company's stock option plans.

     The Committee believes that the Chief Executive Officer's compensation should be influenced by Company performance, although "performance" for a company engaged in pharmaceutical research and development does not necessarily correlate to profits. The Committee considers "performance" to include achievement of product development targets and milestones, effective fund-raising efforts, and effective management of personnel and capital resources, among other criteria. The Committee also reviews the Chief Executive Officer's compensation in light of the level of similar executive compensation arrangements within the biopharmaceutical industry.

     The specific terms of Mr. Luchese's employment agreement are discussed under "Employment Agreement". Under his employment agreement, Mr. Luchese is eligible for an annual salary increase based upon the overall company average merit increases. Mr. Luchese is also eligible to be considered for an annual cash bonus, which is solely at the discretion of the Committee based upon such factors as the Committee deems appropriate. Mr. Luchese's performance period for purposes of this report is January 1, 1996 through December 31, 1997. Based on its assessment of Mr. Luchese's effectiveness in attaining corporate objectives, the Committee awarded Mr. Luchese cash bonuses of $75,000 for 1996 (paid in January 1997) and $37,500 for 1997 (paid in January 1998), or 25.4% and 11.7%, respectively, of base salary.

     The Committee also believes that stock options should be granted to the Chief Executive Officer, as well as to other executives, primarily based on the executive's ability to influence the Company's long-term growth and profitability. As such, Mr. Luchese's employment agreement includes warrants to purchase 932,427 shares of CytRx Common Stock at prices ranging from $3.69 to $7.00 per share. These warrants cover the period from Mr. Luchese's initial employment (March 13, 1989) through December 31, 1998 and include a combination of tenure-based vesting as well as vesting upon the achievement of corporate objectives. The Committee believes that this arrangement provides Mr. Luchese with the greatest incentive to accelerate achievement of corporate objectives and thereby enhance long-term shareholder value.

     The Committee has adopted similar practices with respect to compensation of other executive officers of the Company. In establishing base salaries and cash bonuses for executive officers, the Committee considers relative company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the pharmaceutical and biotechnology industries. The relative importance of these factors varies depending upon the individual's responsibilities; all facts are considered in establishing both base salaries and cash bonuses. When making comparison to other companies, the Committee generally considers those companies included in the Nasdaq Pharmaceutical Index (see "Company Performance").

     The Committee, in conjunction with the Chief Executive Officer, has also established a model composed of salary categories with specified percentages to be applied to the overall level of employees' salaries (including executive officers) to provide a guideline for annual cash bonuses and the number of stock options to be granted. This model is used only as a guideline, as some subjectivity must be applied in evaluating each individual's performance. As with the Chief Executive Officer, the number of options granted is determined by the evaluation of the Executive's ability to influence the Company's long-term growth and profitability. The Committee also considers the aggregate number of options granted in past years. All options are granted at the current market price. Because the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for executives to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

     For 1997, the Committee considered Section 162(m), which limits tax deductions of public companies on compensation to certain executive officers in excess of $1 million dollars, along with other factors in determining executive compensation. The committee will continue to consider the effect of Section 162(m) on its compensation decisions, but has no formal policy to structure executive compensation so that it complies with the requirements of Section 162(m).

                                          Respectfully submitted,

                                          Compensation Committee:
                                          Raymond C. Carnahan, Jr.
                                          Max Link
                                          Herbert H. McDade, Jr.

STOCKHOLDER RETURN COMPARISON

     The following line graph presentation compares cumulative total stockholder returns of the Company with the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index (the "Peer Index") for the five year period from December 31, 1992 to December 31, 1997. The graph and table assume that $100 was invested in each of the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Index on December 31, 1992, and that all dividends were reinvested. This data was furnished by the Center for Research in Security Prices, The University of Chicago.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                                                       THE NASDAQ
               MEASUREMENT PERIOD                      CYTRX             STOCK
             (FISCAL YEAR COVERED)                  CORPORATION          MARKET          PEER INDEX
1992                                                           100               100               100
1993                                                           119               115                89
1994                                                            25               112                67
1995                                                            21               159               123
1996                                                            16               195               123
1997                                                            14               240               127

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the registrant with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997 all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons.

                                  PROPOSAL II
                 APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN

     On April 9, 1998, the Board of Directors adopted the CytRx Corporation 1998 Long-Term Incentive Plan (the "Incentive Plan"). The Company has reserved 500,000 shares of its Common Stock for issuance in connection with options and awards under this plan. The Incentive Plan will be effective as of its adoption by the Board. However, if the stockholders fail to approve the Incentive Plan at the Annual Meeting, any incentive stock options previously granted under the plan will be automatically converted to non-qualified stock options.

     A summary of the Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A.

GENERAL

     The purpose of the Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, consultants and directors to those of the stockholders, and by providing such employees, officer, consultants and directors with an incentive for outstanding performance. As of April 30, 1998, there were approximately 23 persons eligible to participate in the Incentive Plan.

     The Incentive Plan authorizes the granting of awards ("Awards") to employees, officers, consultants and directors of the Company or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified, (ii) stock appreciation rights ("SARs"); (iii) performance units ("Performance Units"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalents ("Dividend Equivalents"); (vi) other stock-based awards; or (vii) any other right or interest relating to Common Stock or cash.

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.11 of the plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved the Incentive Plan for submission to the stockholders in order to permit the grant of Awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

     Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Unit) is 500,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 175,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $500,000.

ADMINISTRATION

     The Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the Incentive Plan.

AWARDS

     Stock Options. The Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written

Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Committee. The terms of any ISO must meet the requirements of Section 422 of the Code.

     Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

     Performance Units. The Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

     Restricted Stock Awards. The Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified Parents or Subsidiaries of the Company. The Committee will determine the terms and conditions of any such Awards.

     Performance Goals. The Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to (i) product development milestones, (ii) corporate financings, (iii) merger and acquisition activities, (iv) licensing transactions, (v) development of strategic partnerships or alliances, or (vi) acquisition or development of new technologies, or (e) any combination of the goals set forth in (a) through (d) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m)). Any payment of an Award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations. However, a participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement. In the event of a Change in Control of the Company (as defined in the Incentive Plan), all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of (i) the commencement of a public tender offer for all or any portion of the Common Stock, or (ii) a proposal to merge, consolidate or otherwise combine into and with another corporation (in which transaction the Company would not survive) is submitted to the stockholders of the Company for approval, the Committee may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event.

TERMINATION AND AMENDMENT

     The Board or the Committee may, at any time and from time to time, terminate, amend or modify the Incentive Plan without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-, mid- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute mid- or long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     Any awards under the Incentive Plan will be made at the discretion of the Committee. Consequently, it is not presently possible to determine, with respect to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all non-executive directors, as a group, or (iv) all eligible participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Incentive Plan or the benefits or amounts that would have been received by such persons or groups under the Incentive Plan if it had been in effect during the last fiscal year.

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the Nasdaq National Market on April 28, 1998, was $2.875. The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

                                  PROPOSAL III
                            RATIFICATION OF AUDITORS

     The Company's Board of Directors has selected Ernst & Young LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 31, 1998. Ernst & Young LLP has no financial interest, direct or indirect, in the Company, and does not have any connection with the Company except in its professional capacity as an independent auditor.

     The ratification by the holders of Common Stock of the selection of Ernst & Young LLP as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this selection to the holders of Common Stock. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent auditors for the fiscal year ending December 31, 1998.

     The Audit Committee, which is composed of directors who are not employees of the Company, approves in advance all material non-audit services to be provided by Ernst & Young LLP and believes that these services have no effect on audit independence.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST IS REQUIRED FOR APPROVAL OF PROPOSAL III.

                             STOCKHOLDER PROPOSALS

     Any proposal which a Company stockholder intends to be presented at the next annual meeting of stockholders to be held in 1999 must be received by the Company on or before January 11, 1999. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone or by telegraph. The Company has engaged Beacon Hill Partners, Inc. to distribute proxy materials to brokers and banks for distribution to beneficial owners of the Company's Common Stock and to solicit proxies from brokerage firms, banks and institutional holders of shares. Beacon Hill Partners, Inc. will be paid a fee of $2,000 plus reimbursement of expenses for its services.

MISCELLANEOUS

     Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

AVAILABILITY OF ANNUAL REPORT

     ACCOMPANYING THIS PROXY STATEMENT IS A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1997. IN ADDITION, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE, EXCEPT FOR EXHIBITS. STOCKHOLDERS WHO WOULD LIKE ADDITIONAL COPIES OF THE ANNUAL REPORT OR THE COMPANY'S FORM 10-K, AS AMENDED, SHOULD DIRECT THEIR REQUESTS IN WRITING TO: CYTRX CORPORATION, 154 TECHNOLOGY PARKWAY, NORCROSS, GEORGIA 30092,
ATTENTION: MARK W. REYNOLDS.

                                          By Order of the Board of Directors

                                          /s/ MARK W. REYNOLDS
                                          Mark W. Reynolds
                                          Secretary

May 11, 1998

                                                                      APPENDIX A

                               CYTRX CORPORATION
                         1998 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I

                                    PURPOSE

     1.1. General. The purpose of the CytRx Corporation 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of CytRx Corporation (the "Corporation"), by linking the personal interests of its employees, officers, consultants and directors to those of Corporation shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, consultants and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and directors.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1. Effective Date. The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the shareholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the Plan.

                                   ARTICLE 3

                                  DEFINITIONS

     3.1. Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Change in Control" means and includes each of the following:

             (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on April 1, 1998 the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

             (2) Individuals who, as of April 1, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 1, 1998 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Corporation" means CytRx Corporation, a Delaware corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (r) "Participant" means a person who, as an employee, officer, consultant or director of the Corporation or any Subsidiary, has been granted an Award under the Plan.

          (s) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (t) "Plan" means the CytRx Corporation 1998 Long-Term Incentive Plan, as amended from time to time.

          (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (v) "Retirement" means a Participant's voluntary termination of employment with the Corporation, Parent or Subsidiary after attaining age 55.

          (w) "Stock" means the $0.001 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1. Committee. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2. Action by the Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3. Authority of Committee. The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     4.4. Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1. Number of Shares. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 500,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2. Lapsed Awards. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 175,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $500,000.

                                   ARTICLE 6

                                  ELIGIBILITY

     6.1. General. Awards may be granted only to individuals who are employees, officers, consultants or directors of the Corporation or a Parent or Subsidiary.

                                   ARTICLE 7

                                 STOCK OPTIONS

     7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

     7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

             (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

             (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

             (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

             (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

If a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE UNITS

     9.1. Grant of Performance Units. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. Right to Payment. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. Other Terms. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1. Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11

                              DIVIDEND EQUIVALENTS

     11.1. Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12

                            OTHER STOCK-BASED AWARDS

     12.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13

                        PROVISIONS APPLICABLE TO AWARDS

     13.1. Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4. Form of Payment For Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

     13.6. Beneficiaries. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8. Acceleration upon a Change in Control. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9. Acceleration upon Certain Events not Constituting a Change in Control. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10. Acceleration for any Other Reason. Regardless of whether an event has occurred as described in Section 13.8 or 13.9 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.10.

     13.11. Effect of Acceleration.  If an Award is accelerated under Section
13.8 or 13.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.12. Performance Goals. The Committee may (but need not) determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets,
(b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to (i) product development milestones, (ii) corporate financings, (iii) merger and acquisition activities, (iv) licensing transactions, (v) development of strategic partnerships or alliances, or (vi) acquisition or development of new technologies, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.13. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                   ARTICLE 14

                          CHANGES IN CAPITAL STRUCTURE

     14.1. General. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 15

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2. Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16

                               GENERAL PROVISIONS

     16.1. No Rights to Awards. No Participant or employee, officer, consultant or director shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers, consultants or directors uniformly.

     16.2. No Shareholder Rights. No Award gives the Participant any of the rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3. Withholding. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4. No Right to Employment or Other Status. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or director of the Corporation or any Parent or Subsidiary.

     16.5. Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.7. Expenses. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries.

     16.8. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.9. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.10. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11. Government and Other Regulations. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

     16.13. Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the CytRx Corporation 1998 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on
[April 10, 1998] and approved by the shareholders of the Company on            ,
1998.

                                          CYTRX CORPORATION

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                                                      APPENDIX B


PROXY                          CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                         ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of CytRx Corporation (the "Company"), Norcross, Georgia, hereby constitutes and appoints Jack J. Luchese and Mark W. Reynolds or either one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, on Wednesday, June 10, 1998, at 10:00 a.m., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated May 11, 1998, the receipt of which is acknowledged, in the manner specified below.

1. ELECTION OF DIRECTORS. On the proposal to elect the following nominees for Class I directors to serve until the 2001 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified:

  Lyle A. Hohnke, Jack J. Luchese

  For [ ]                Withhold Authority [ ]

   To withhold authority for the nominee, write the name of the nominee in the space provided:

--------------------------------------------------------------------------------

2. ADOPTION OF 1998 LONG-TERM INCENTIVE PLAN. On the proposal to adopt the 1998 Long-Term Incentive Plan:

  For [ ]                Against [ ]                Abstain [ ]

3. SELECTION OF AUDITORS. On the proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998:

  For [ ]                Against [ ]                Abstain [ ]

                          (Continued on reverse side)

4. OTHER PROPOSALS. In their sole discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

  For [ ]                Withhold Authority [ ]

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

   Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Shares Held:

                                ------------------------------------------------
                                Signature of Stockholder

                                ------------------------------------------------
                                Signature of Stockholder (if held Jointly)

                                Dated:                                    , 1998
                                      ------------------------------------
                                              Month          Day

  THIS PROXY IS SOLICITED ON BEHALF OF CYTRX CORPORATION'S BOARD OF DIRECTORS
          AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.